UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2026
Arcosa, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38494	82-5339416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Common Stock ($0.01 par value)	ACA	NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On September 4, 2026, Arcosa, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at which the Company’s stockholders considered certain proposals related to the Agreement and Plan of Merger (as it may be amended, supplemented, or otherwise modified in accordance with its terms, the “Merger Agreement”), dated as of June 21, 2026, among the Company, CRH Americas, Inc., a Delaware corporation (“Parent”), and Neon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

An aggregate of 39,678,766 shares of Company common stock, par value $0.01 per share (the “Common Stock”), or 80.8% of the issued and outstanding shares of Common Stock as of July 24, 2026, the record date for the Special Meeting, was present in person or represented by proxy at the Special Meeting, constituting a quorum.

The final results of voting at the Special Meeting on the matters submitted to a vote of the Company’s stockholders are set forth below.

Proposal 1 – The Merger Agreement Proposal

The stockholders approved the proposal to adopt and approve the Merger Agreement (the “Merger Agreement Proposal”) by the following vote:

For	Against	Abstentions	Broker Non-Votes
39,595,867	66,113	16,786	0

Proposal 2 – The Merger-Related Compensation Proposal

The stockholders approved the proposal to approve, on a non-binding, advisory basis, a resolution approving the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger by the following vote:

For	Against	Abstentions	Broker Non-Votes
31,492,428	8,085,623	100,715	0

Proposal 3 – The Adjournment Proposal

The vote on a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, as described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 3, 2026 (the “Proxy Statement”) was not submitted to the Company’s stockholders for approval at the Special Meeting because the Company’s stockholders approved the Merger Agreement Proposal.

Additional information in respect of the Special Meeting, the proposals described above, and the Merger is set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

September 4, 2026	By:	/s/ Bryan P. Stevenson
Name: Bryan P. Stevenson
Title: Chief Legal Officer